                                                             OMB APPROVAL
                                                      --------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                                 CATUITY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (6-03)

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                         2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                           DETROIT, MICHIGAN 48207
SURRY HILLS NSW 2010 AUSTRALIA

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 19, 2003



     We will hold a Special Meeting of Shareholders of Catuity, Inc. at the AAP Centre Theatrette, 259 George Street, Sydney, NSW 2000 Australia on Friday, September 19, 2003 at 9:30 a.m. Australian Eastern Standard Time (Thursday, September 18, 2003 at 7:30 p.m. Eastern Daylight Time in the United States) for the following purposes:


          1. To approve, pursuant to ASX Listing Rule 10.11, a proposed issue of 196,000 shares of common stock pursuant to a placement through Linwar Securities to Mr. Duncan P.F. Mount, the Company's Chairman. If approval is given under ASX Listing Rule 10.11, approval is not required under ASX Listing Rule 7.1. If approved the shares will be issued by September 30, 2003.

          We will disregard any votes cast on Proposal 1 by Mr. Mount or an associate of Mr. Mount. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

          The Directors, other than Mr. Mount, recommend a vote FOR approval of the issue of common stock. Mr. Mount and his associates are precluded from voting on this resolution.


          2. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 800,000 shares of common stock pursuant to a placement through Linwar Securities to Herald Investment Management. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 2 by Herald Investment Management or an associate of Herald Investment Management. We will also disregard any votes cast on Proposal 2 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


          The Directors recommend a vote FOR approval of the issue of common stock.


          3. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 637,500 shares of common stock pursuant to a placement through Linwar Securities to Acorn Capital Limited. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 3 by Acorn Capital Limited or an associate of Acorn Capital Limited. We will also disregard any votes cast on Proposal 3 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



          The Directors recommend a vote FOR approval of the issue of common stock.

          4. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 250,000 shares of common stock pursuant to a placement through Linwar Securities to Wilson Asset Management. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 4 by Wilson Asset Management or an associate of Wilson Asset Management. We will also disregard any votes cast on Proposal 4 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



          The Directors recommend a vote FOR approval of the issue of common stock.



          5. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 237,500 shares of common stock pursuant to a placement through Linwar Securities to Hunter Hall Investment Management Limited. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 5 by Hunter Hall Investment Management Limited or an associate of Hunter Hall Investment Management Limited. We will also disregard any votes cast on Proposal 5 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



          The Directors recommend a vote FOR approval of the issue of common stock.



          6. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 154,000 shares of common stock pursuant to a placement through Linwar Securities to Bell Potter Securities Limited. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 6 by Bell Potter Securities Limited or an associate of Bell Potter Securities Limited. We will also disregard any votes cast on Proposal 6 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



          The Directors recommend a vote FOR approval of the issue of common stock.



          7. To approve, pursuant to ASX Listing Rule 7.1, a proposed issue of 100,000 shares of common stock pursuant to a placement through Linwar Securities to Arenya Investments Pty. Limited. If approved the shares will be issued by September 30, 2003.



          We will disregard any votes cast on Proposal 7 by Arenya Investments Pty. Limited or an associate of Arenya Investments Pty. Limited. We will also disregard any votes cast on Proposal 7 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



          The Directors recommend a vote FOR approval of the issue of common stock.



          8. To subsequently approve, pursuant to ASX Listing Rule 7.4, the concluded issue of 90,000 shares of common stock to Mr. Duncan P.F. Mount, the Company's Chairman. These shares were previously approved by shareholders under ASX Listing Rule 10.11 on March 26, 2003.

          We will disregard any votes cast on Proposal 8 by Mr. Mount or an associate of Mr. Mount. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


          The Directors, other than Mr. Mount, recommend a vote FOR subsequent approval of the issue of common stock. Mr. Mount and his associates are precluded from voting on this resolution.


          9. To subsequently approve, pursuant to ASX Listing Rule 7.4, a concluded issue of 453,666 shares on November 18, 2002 of common stock to Acorn Capital Limited and Hunter Hall Investment Management Limited.



          We will disregard any votes cast on Proposal 9 by Acorn Capital Limited and Hunter Hall Investment Management Limited or an associate of the named investors. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


          The Directors recommend a vote FOR subsequent approval of the issue of common stock.


          10. To subsequently approve, pursuant to ASX Listing Rule 7.4, a concluded issue of 625,000 shares on July 25, 2003 of common stock pursuant to a placement through Linwar Securities to Acorn Capital Limited, Herald Investment Management, and Hunter Hall Investment Management Limited.



          We will disregard any votes cast on Proposal 10 by Acorn Capital Limited, Herald Investment Management, and Hunter Hall Investment Management Limited or an associate of the named investors. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


          The Directors recommend a vote FOR subsequent approval of the issue of common stock.


          11. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who were entitled to notice of, and to vote at, the Special Meeting and at any adjournment is August 1, 2003. The stock transfer books will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at Catuity's offices.

     Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.

                                          By Order of the Board of Directors

                                          /s/ Jack H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Detroit, Michigan
August 7, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
VOTING RIGHTS AND SOLICITATION..............................   2
  Voting....................................................   2
  Proxies...................................................   2
  Solicitation of Proxies...................................   2
PROPOSAL NO. 1 -- APPROVAL OF THE ISSUE OF 196,000 SHARES OF
  COMMON STOCK..............................................   3
  General...................................................   3
  Voting Exclusion Statement................................   3
  Recommendation of the Board of Directors..................   3
PROPOSAL NO. 2 -- APPROVAL OF THE ISSUE OF 800,000 SHARES OF
  COMMON STOCK..............................................   3
  General...................................................   3
  Voting Exclusion Statement................................   3
  Recommendation of the Board of Directors..................   3
PROPOSAL NO. 3 -- APPROVAL OF THE ISSUE OF 637,500 SHARES OF
  COMMON STOCK..............................................   4
  General...................................................   4
  Voting Exclusion Statement................................   4
  Recommendation of the Board of Directors..................   4
PROPOSAL NO. 4 -- APPROVAL OF THE ISSUE OF 250,000 SHARES OF
  COMMON STOCK..............................................   4
  General...................................................   4
  Voting Exclusion Statement................................   4
  Recommendation of the Board of Directors..................   4
PROPOSAL NO. 5 -- APPROVAL OF THE ISSUE OF 237,500 SHARES OF
  COMMON STOCK..............................................   5
  General...................................................   5
  Voting Exclusion Statement................................   5
  Recommendation of the Board of Directors..................   5
PROPOSAL NO. 6 -- APPROVAL OF THE ISSUE OF 154,000 SHARES OF
  COMMON STOCK..............................................   5
  General...................................................   5
  Voting Exclusion Statement................................   5
  Recommendation of the Board of Directors..................   5
PROPOSAL NO. 7 -- APPROVAL OF THE ISSUE OF 100,000 SHARES OF
  COMMON STOCK..............................................   6
  General...................................................   6
  Voting Exclusion Statement................................   6
  Recommendation of the Board of Directors..................   6
PROPOSAL NO. 8 -- SUBSEQUENT APPROVAL OF THE ISSUE OF 90,000
  SHARES OF COMMON STOCK....................................   6
  General...................................................   6
  Voting Exclusion Statement................................   6
  Recommendation of the Board of Directors..................   6

                                                              PAGE
                                                              ----
PROPOSAL NO. 9 -- SUBSEQUENT APPROVAL OF THE ISSUE OF
  453,666 SHARES OF COMMON STOCK............................   7
  General...................................................   7
  Voting Exclusion Statement................................   7
  Recommendation of the Board of Directors..................   7
PROPOSAL NO. 10 -- SUBSEQUENT APPROVAL OF THE ISSUE OF
  625,000 SHARES OF COMMON STOCK............................   7
  General...................................................   7
  Voting Exclusion Statement................................   8
  Recommendation of the Board of Directors..................   8
OWNERSHIP OF SECURITIES.....................................   8
SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT..............   9
FORM 10K
OTHER MATTERS...............................................  10

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS


     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Special Meeting of the Shareholders to be held on Friday, September 19, 2003 at 9:30 a.m. (AEST) at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia (Thursday, September 18, 2003 at 7:30 p.m. United States Daylight Standard Time) and at any adjournments or postponements. We first mailed these proxy materials on or about August 18, 2003 to all shareholders entitled to vote at the Special Meeting.


PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Special Meeting are listed in the accompanying Notice of Special Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.


     In July 2003, we concluded private placements in Australia for a total of 3,000,000 shares of our common stock to seven investors at a price of $2.00 AUD per share ($1.30 USD based on the foreign exchange rate in effect on the date of the transaction). The price represented an 11% discount to our shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. We made this placement in two tranches -- the first on July 25, 2003 for 625,000 shares (the maximum permitted under ASX listing rules prior to receiving shareholder approval) to three of the seven investors and the second to each of the seven investors for a total of 2,375,000 shares by September 30, 2003 (the conclusion of which is subject to prior shareholder approval). We paid a placement fee of 3% of the purchase price to the Placement Agent for the tranche 1 shares, and we will pay a placement fee of 3% of the purchase price to the Placement Agent for the tranche 2 shares, if approved by the shareholders. The proceeds were added (or will be added, as to the tranche 2 proceeds) to our general working funds to be used for general operating purposes. These shares were (and as to the tranche 2 shares, will be) sold without registration under US securities laws pursuant to an exemption from such registration. As a result, the buyers will not be able to publicly resell these shares for at least one year absent a registration or other available exemption from registration.


     In November 2002, we concluded a private placement in Australia of a total of 453,666 shares of our common stock to two accredited professional investors at a price of $3.75 AUD per share ($2.11 USD based on the foreign exchange rate in effect on the date of the transaction). The price equaled our shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. A placement fee of 3% of the purchase price was paid to each investor. The proceeds were added to our general working funds to be used for general operating purposes. These shares were sold without registration under US securities laws pursuant to an exemption from such registration. As a result, the buyers will not be able to publicly resell these shares for at least one year absent a registration or other available exemption from registration.

     In addition, at a special meeting of the shareholders on March 26, 2003 shareholders approved the sale of 90,000 common shares, pursuant to ASX Listing Rule 10.11, to Boom Australia Pty. Ltd. ("Boom"), the family trust of Mr. Duncan P.F. Mount, our Chairman, as part of the November private placement described above.


     Under Australian Stock Exchange Listing Rules, we are permitted to issue a number of shares in any 12 month period equal to no more than 15% of the number of shares outstanding at the beginning of the 12 month measurement period, increased by certain shareholder-approved or otherwise exempt sales. Based on prior share sales, we were permitted to conclude the July 2003 placement as to 625,000 shares, but we may not conclude the placement as to the balance subscribed for, 2,375,000 shares, without first receiving shareholder approval. The Australian Stock Exchange Listing Rules also permit us to obtain subsequent approval of the concluded sale of 625,000 shares from the July 25, 2003 issuance, 453,666 shares from the November 18, 2002 issuance, and 90,000 shares from the March 26, 2003 issuance. The effect of these subsequent approvals, if received, will be that these shares will not reduce the number of shares we may sell in the succeeding 12 months without shareholder approval under Australian Stock Exchange listing rules.

     We are seeking shareholder approval for the proposed issuance of the tranche 2 shares to each of the seven investors in tranche 2 (a total of 2,375,000 shares including 196,000 shares to our Chairman Mr. Duncan P.F. Mount), the concluded issue of 625,000 shares in July 2003, the concluded issue of 453,666 shares in November 2002, and the concluded issue of 90,000 shares in March 2003, to our Chairman, Mr. Duncan P.F. Mount.


                         VOTING RIGHTS AND SOLICITATION

VOTING


     Our Common Stock is the only type of security entitled to vote at the Special Meeting. On August 1, 2003, the record date for determination of shareholders entitled to vote at the Special Meeting, there were 9,272,962 shares of Common Stock outstanding. Each shareholder of record on August 1, 2003 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Special Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. The matters to be considered at the Special Meeting require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Special Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Special Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.


PROXIES

     Whether or not you are able to attend the Special Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the proposals, and in the discretion of the proxy holders as to other matters that may properly come before the Special Meeting. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive offices before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay $1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                                 PROPOSAL NO. 1

            APPROVAL OF THE ISSUE OF 196,000 SHARES OF COMMON STOCK

GENERAL

     The first matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 10.11, of the proposed issue of 196,000 shares of our common stock pursuant to a placement made through Linwar Securities to Mr. Duncan P.F. Mount, as described above.

     If shareholders approve of the sale, the buyer will purchase 196,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $392,000 AUD ($254,800 USD based on the foreign exchange rate in effect on the date of the transaction). If approval is given under Listing Rule 10.11, approval is not required under Listing Rule 7.1. If the resolution is approved the securities will be issued by September 30, 2003.

VOTING EXCLUSION STATEMENT

     We will disregard any votes cast on Proposal 1 by Mr. Mount, or an associate of Mr. Mount. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Mr. Mount, recommend a vote FOR approval of the issue of common stock. Mr. Mount and his associates are precluded from voting on this resolution.

                                 PROPOSAL NO. 2


            APPROVAL OF THE ISSUE OF 800,000 SHARES OF COMMON STOCK


GENERAL


     The second matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 800,000 shares of our common stock pursuant to a placement made through Linwar Securities to Herald Investment Management.



     If shareholders approve of the sale, the buyer will purchase 800,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $1,600,000 AUD ($1,040,000 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.


VOTING EXCLUSION STATEMENT


     We will disregard any votes cast on Proposal 2 by Herald Investment Management, or an associate of Herald Investment Management. We will also disregard any votes cast on Proposal 2 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR approval of the issue of common stock.

                                 PROPOSAL NO. 3



            APPROVAL OF THE ISSUE OF 637,500 SHARES OF COMMON STOCK



GENERAL



     The third matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 637,500 shares of our common stock pursuant to a placement made through Linwar Securities to Acorn Capital Limited, as described above.



     If shareholders approve of the sale, the buyer will purchase 637,500 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $1,275,000 AUD ($828,750,000 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.



VOTING EXCLUSION STATEMENT



     We will disregard any votes cast on Proposal 3 by Acorn Capital Limited, or an associate of Acorn Capital Limited. We will also disregard any votes cast on Proposal 3 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors recommend a vote FOR approval of the issue of stock.



                                 PROPOSAL NO. 4



            APPROVAL OF THE ISSUE OF 250,000 SHARES OF COMMON STOCK



GENERAL



     The fourth matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 250,000 shares of our common stock pursuant to a placement made through Linwar Securities to Wilson Asset Management, as described above.



     If shareholders approve of the sale, the buyer will purchase 250,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $500,000 AUD ($325,000 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.



VOTING EXCLUSION STATEMENT



     We will disregard any votes cast on Proposal 4 by Wilson Asset Management, or an associate of Wilson Asset Management. We will also disregard any votes cast on Proposal 4 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors recommend a vote FOR approval of the issue of stock.

                                 PROPOSAL NO. 5



            APPROVAL OF THE ISSUE OF 237,500 SHARES OF COMMON STOCK



GENERAL



     The fifth matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 237,500 shares of our common stock pursuant to a placement made through Linwar Securities to Hunter Hall Investment Management Limited, as described above.



     If shareholders approve of the sale, the buyer will purchase 237,500 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $475,000 AUD ($308,750 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.



VOTING EXCLUSION STATEMENT



     We will disregard any votes cast on Proposal 5 by Hunter Hall Investment Management Limited, or an associate of Hunter Hall Investment Management Limited. We will also disregard any votes cast on Proposal 5 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors recommend a vote FOR approval of the issue of stock.



                                 PROPOSAL NO. 6



            APPROVAL OF THE ISSUE OF 154,000 SHARES OF COMMON STOCK



GENERAL



     The sixth matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 154,000 shares of our common stock pursuant to a placement made through Linwar Securities to Bell Potter Securities Limited, as described above.



     If shareholders approve of the sale, the buyer will purchase 154,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $308,000 AUD ($200,200 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.



VOTING EXCLUSION STATEMENT



     We will disregard any votes cast on Proposal 6 by Bell Potter Securities Limited, or an associate of Bell Potter Securities Limited. We will also disregard any votes cast on Proposal 6 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors recommend a vote FOR approval of the issue of stock.

                                 PROPOSAL NO. 7



            APPROVAL OF THE ISSUE OF 100,000 SHARES OF COMMON STOCK



GENERAL



     The seventh matter to be considered at the Special Meeting will be the approval, pursuant to ASX Listing Rule 7.1, of the proposed issue of 100,000 shares of our common stock pursuant to a placement made through Linwar Securities to Arenya Investments Pty. Limited, as described above.



     If shareholders approve of the sale, the buyer will purchase 100,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $200,000 AUD ($130,000 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved the securities will be issued by September 30, 2003.



VOTING EXCLUSION STATEMENT



     We will disregard any votes cast on Proposal 7 by Arenya Investments Pty. Limited, or an associate of Arenya Investments Pty. Limited. We will also disregard any votes cast on Proposal 7 by any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors recommend a vote FOR approval of the issue of stock.



                                 PROPOSAL NO. 8


       SUBSEQUENT APPROVAL OF THE ISSUE OF 90,000 SHARES OF COMMON STOCK

GENERAL


     The eighth matter to be considered at the Special Meeting will be the subsequent approval, pursuant to ASX Listing Rule 7.4, of the concluded issue of 90,000 shares of our common stock pursuant to a placement made to Mr. Duncan P.F. Mount, as described above.


     The buyer purchased 90,000 shares at a price of $3.75 AUD per share ($2.11
USD), for aggregate proceeds of $337,500 AUD ($189,900 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved, this issuance will be added to the base of shares used to compute the 15% limit on the number of shares we may sell in the succeeding 12 months without further shareholder approval, under Australian Stock Exchange Listing Rules.

     Even if the shareholders do not subsequently approve this issue, the shares will still be sold -- a disapproving vote will not "unwind" this sale.

VOTING EXCLUSION STATEMENT


     We will disregard any votes cast on Proposal 8 by Mr. Mount, or an associate of Mr. Mount. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Mr. Mount, recommend a vote FOR subsequent approval of the issue of common stock. Mr. Mount and his associates are precluded from voting on this resolution.

                                 PROPOSAL NO. 9


       SUBSEQUENT APPROVAL OF THE ISSUE OF 453,666 SHARES OF COMMON STOCK

GENERAL


     The ninth matter to be considered at the Special Meeting will be the subsequent approval, pursuant to ASX Listing Rule 7.4, of the concluded issue of 453,666 shares of our common stock pursuant to Acorn Capital Limited and Hunter Hall Investment Management Limited, as described above.


     The buyers purchased 453,666 shares at a price of $3.75 AUD per share ($2.11 USD), for aggregate proceeds of $1,701,247.50 AUD ($957,235.26 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved, this issuance will be added to the base of shares used to compute the 15% limit on the number of shares we may sell in the succeeding 12 months without further shareholder approval, under Australian Stock Exchange Listing Rules.

     Even if the shareholders do not subsequently approve this issue, the shares will still be sold -- a disapproving vote will not "unwind" this sale.

VOTING EXCLUSION STATEMENT


     We will disregard any votes cast on Proposal 9 by Acorn Capital Limited and Hunter Hall Investment Management Limited, or an associate of Acorn Capital Limited and Hunter Hall Investment Management Limited. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR subsequent approval of the issue of common stock.


                                PROPOSAL NO. 10


       SUBSEQUENT APPROVAL OF THE ISSUE OF 625,000 SHARES OF COMMON STOCK

GENERAL


     The tenth matter to be considered at the Special Meeting will be the subsequent approval, pursuant to ASX Listing Rule 7.4, of the concluded issue of 625,000 shares of our common stock pursuant to a placement made through Linwar Securities to Acorn Capital Limited, Herald Investment Management and Hunter Hall Investment Management Limited, as described above.


     The buyers purchased 625,000 shares at a price of $2.00 AUD per share ($1.30 USD), for aggregate proceeds of $1,250,000 AUD ($812,500 USD based on the foreign exchange rate in effect on the date of the transaction). If the resolution is approved, this issuance will be added to the base of shares used to compute the 15% limit on the number of shares we may sell in the succeeding 12 months without further shareholder approval, under Australian Stock Exchange Listing Rules.

     Even if the shareholders do not subsequently approve this issue, the shares will still be sold -- a disapproving vote will not "unwind" this sale.

VOTING EXCLUSION STATEMENT


     We will disregard any votes cast on Proposal 10 by Acorn Capital Limited, Herald Investment Management and Hunter Hall Investment Management Limited, or an associate of the named investors. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR subsequent approval of the issue of common stock.

                            OWNERSHIP OF SECURITIES

     The following tables set forth certain information regarding beneficial ownership of our capital stock as of July 22, 2003 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2002;

     - each of our Directors; and

     - all of our Directors and executive officers as a group.

                                                          AMOUNT AND NATURE OF
                                                        COMMON STOCK BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED(1)              PERCENT OWNED(2)
------------------------------------                  -----------------------------   ----------------
Hunter Hall Investment Management Limited...........     909,300     Direct                 10.7%
GPO Box 4270                                              89,000     Vested Options
Sydney, NSW 2001                                      ------------
Australia                                                998,300
Acorn Capital Limited...............................     841,417     Direct                  9.7
Level 12, 90 Collins Street                               62,222     Vested Options
Melbourne 3000 Vic.                                   ------------
Australia                                                903,639
Duncan P.F. Mount...................................     504,000     Direct                  5.9
8 Longworth Avenue                                        50,000     Vested Options
Point Piper, NSW 2027                                 ------------
Australia                                                554,000
David Mac. Smith....................................     251,417     Direct                  4.3
3/37 Dover Rd                                            150,000     Vested Options
Rose Bay, NSW 2029                                    ------------
Australia                                                401,417
Michael V. Howe.....................................      18,994     Direct                  3.5
62 Hampton Road                                          319,000     Vested Options
Grosse Pointe Shores, MI 48230                        ------------
                                                         337,994
Alexander S. Dawson.................................     225,000     Direct                  2.6
38 Macleay Street                                         20,000     Vested Options
Potts Point, NSW 2011                                 ------------
Australia                                                245,000

                                                          AMOUNT AND NATURE OF
                                                        COMMON STOCK BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED(1)              PERCENT OWNED(2)
------------------------------------                  -----------------------------   ----------------
John H. Lowry III...................................       4,355     Direct                  1.2
21972 Heatheridge                                        110,000     Vested Options
Northville, MI 48167                                  ------------
                                                         114,355
Anthony B. Garton...................................      10,560     Direct                    *
2700 Clarendon Blvd. #211                                 20,000     Vested Options
Arlington, VA 21146                                   ------------
                                                          30,560
Jonathan R.E. Adams.................................       4,156     Direct                    *
10 Riggs Avenue                                           30,000     Vested Options
Severna Park, MD 21146                                ------------
                                                          34,156
Alan L. Gilman......................................       4,000     Direct                    *
4720 Morris Lake Circle                                   20,000     Vested Options
West Bloomfield, MI 48323                             ------------
                                                          24,000
Douglas G. Kilgour..................................       3,738     Direct                    *
1321 Orleans #1213                                         2,500     Vested Options
Detroit, MI 48207                                     ------------
                                                           6,238
All directors and executive officers as a group (9     1,026,220     Direct                 17.2%
  persons)..........................................     721,500     Vested Options
                                                      ------------
                                                       1,747,720

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after July 25, 2003 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after July 25, 2003. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2004 must be received by the Company no later than December 12, 2003 in order to be included in the proxy statement and related proxy materials. The Company's Bylaws do not place any particular time limits or procedural requirements on a shareholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 16, 2004.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for Shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ John H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Dated: August 7, 2003

        CATUITY INC.                                                                                  PROXY FORM
        ARBN  089 327 882                                                                                     ALL CORRESPONDENCE TO:
                                                                                         Computershare Investor Services Pty Limited
                                                                                                                 GPO Box 7045 Sydney
                                                                                                      New South Wales 2001 Australia
                                                                                           Enquiries (within Australia) 1300 855 080
        Mark this box with an "X" if you have made any changes                                    (outside Australia) 61 3 9615 5970
        to your name or address details (see reverse)           [X]                                         Facsimile 61 2 8234 5050
                                                                                                               www.computershare.com




APPOINTMENT OF PROXY
I/We being a member/s of Catuity Inc. and entitled to attend and vote hereby appoint

 [X]  the Chairman                              -----------------------------------       Write here the name of the person you are
      of the Meeting,             OR            |                                 |       appointing if this person is someone other
      (mark with an "X")                        -----------------------------------       than the Chairman of the Meeting.


or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy and to vote in accordance with the following directions (or if no directions have been given, as the proxy sees fit) at the Special Meeting of Catuity Inc. to be held at AAP Theatrette, AAP Centre, 259 George Street, Sydney NSW 2000 on Friday 19 September 03 at 9:30am and at any adjournment of that meeting.

                IMPORTANT
                TO ENSURE YOUR PROXY VOTES COUNT, YOU SHOULD MARK THIS BOX.
      [X]       By marking this box, when you have not directed your proxy how to vote below, you acknowledge that the Chairman of the Meeting (whether nominated or by default), acting as your proxy, may exercise your undirected proxy votes even if he has an interest in the outcome of each resolution which carries a voting exclusion, and that votes casts by him, other than as a proxyholder, will be disregarded because of those interests. The Chairman of the Meeting intends to vote undirected proxies in favour of each such resolution. If you direct your proxy how to vote, it is not necessary to mark this box.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK [X] TO INDICATE YOUR DIRECTIONS

                                                     FOR    AGAINST    ABSTAIN*
1.    Approval of the issue
      of [196,000] shares of common stock               [ ]      [ ]        [ ]

2.    Approval of the issue
      of [800,000] shares of common stock               [ ]      [ ]        [ ]

3.    Approval of the issue
      of [637,500] shares of common stock               [ ]      [ ]        [ ]

4.    Approval of the issue
      of [250,000] shares of common stock               [ ]      [ ]        [ ]

5.    Approval of the issue
      of [237,500] shares of common stock               [ ]      [ ]        [ ]

6.    Approval of the issue
      of [154,000] shares of common stock               [ ]      [ ]        [ ]

7.    Approval of the issue
      of [100,000] shares of common stock               [ ]      [ ]        [ ]

8.    Subsequent approval of the issue
      of [90,000] shares of common stock               [ ]      [ ]        [ ]

9.    Subsequent approval of the issue
      of [453,666] shares of common stock               [ ]      [ ]        [ ]

10    Subsequent approval of the issue
      of [625,000] shares of common stock               [ ]      [ ]        [ ]

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.


AUTHORIZED SIGNATURE/S          This section MUST be signed in accordance with the instructions overleaf to enable your directions to be implemented.

INDIVIDUAL OR SECURITYHOLDER 1                SECURITYHOLDER 2                                 SECURITYHOLDER 3
- - --------------------------------------      ----------------------------------------         ---------------------------------
|                                    |       |                                        |       |                                  |
- - --------------------------------------      ----------------------------------------         ---------------------------------
INDIVIDUAL/SOLE DIRECTOR AND                   DIRECTOR                                         DIRECTOR/COMPANY SECRETARY
SOLE COMPANY SECRETARY

                -------------------------------------------   ------------------------------------------   -----/-----/-----
                CONTACT NAME                                  CONTACT DAYTIME TELEPHONE                    DATE


C A T                              7 P R

HOW TO COMPLETE THE PROXY FORM



1    YOUR ADDRESS
     This is your address as it appears on the Company's share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker should advise their broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SECURITIES USING THIS FORM.

2    APPOINTMENT OF A PROXY
     If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy and vote on your behalf. A proxy need not be a securityholder of the Company.


3    VOTES ON ITEMS OF BUSINESS
     You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy will vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4    APPOINTMENT OF A SECOND PROXY
     If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the share registry of Catuity Inc. or you may copy this form.

     To appoint a second proxy you must:

     (a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.
     (b)      return both forms together in the same envelope.


5    AUTHORIZED SIGNATURE(S)
     You must sign this form as follows in the spaces provided:


     Individual:               where the holding is in one name, the holder must
                               sign.


     Joint Holding:            where the holding is in more than one name all of
                               the holders must sign.


     Power of Attorney:        to sign under a Power of Attorney, you must
                               have already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this Proxy
                               Form when you return it.



     Companies:                where the company has Sole Director who is also a
                               Sole Company Secretary this form must be signed by that person. A sole Director of a corporation without a Company Secretary can sign, pursuant to s204A of the Corporations Act 2001. Please indicate the office held by signing in the appropriate place.



     If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission. A form of the certificate may be obtained from the company's share registry.


     LODGEMENT OF A PROXY
     This Proxy Form (and any Power of Attorney under which it is signed) must be received not later than 48 hours before the commencement of the meeting. Any Proxy Form received after that time will not be valid for the scheduled meeting.

DOCUMENTS MAY BE LODGED :

- - - By posting, delivery or facsimile to the Company's share registry at the address opposite.





   Catuity Inc. share registry
   Computershare Investor Services Pty Limited
   GPO Box 4195
   Sydney New South Wales 2001
   Australia
   Facsimile 61 2 8235 8220

PROXY - CATUITY, INC.



2711 E. JEFFERSON AVE.
DETROIT, MI 48207 USA



LEVEL 4 BALLARAT HOUSE
68-72 WENTWORTH AVE.
SURRY HILLS, NSW 2010 AUSTRALIA






MEETING DETAILS
AAP CENTRE THEATRETTE, 259 GEORGE STREET, SYDNEY, NSW 2000 AUSTRALIA


The Chairman of the meeting is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Catuity, Inc. to be held on September 18, 2003 at 7:30 p.m. Eastern Daylight Time in the United States and September 19, 2003 at 9:30 a.m. Australian Eastern Standard Time or at any postponement or adjournment thereof.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR ALL PROPOSALS.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be voted on reverse side.)





                                                                                000000  0000000000  0  0000

CATUITY, INC.                                                                   000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1
ADD 2                                                                           HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                                                                           C 1234567890     J N T
ADD 5
ADD 6

                                                                                [BAR CODE]

Use a black pen. Mark with                                                      Mark this box with an X if you have made changes
an X inside the grey areas  [X]                                             [ ] to your name or address details above.
as shown in this example.

- ----------------------------------------------------------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
- ----------------------------------------------------------------------------------------------------------------------------------

A. The Board of Directors recommends a vote FOR the following proposals.


                                                                                   FOR    AGAINST   ABSTAIN
1.  Approval of the issue of 196,000 shares of common stock.                       [ ]       [ ]        [ ]

2.  Approval of the issue of 800,000 shares of common stock.                       [ ]       [ ]        [ ]

3.  Approval of the issue of 637,500 shares of common stock.                       [ ]       [ ]        [ ]

4.  Approval of the issue of 250,000 shares of common stock.                       [ ]       [ ]        [ ]

5.  Approval of the issue of 237,500 shares of common stock.                       [ ]       [ ]        [ ]

6.  Approval of the issue of 154,000 shares of common stock.                       [ ]       [ ]        [ ]

7.  Approval of the issue of 100,000 shares of common stock.                       [ ]       [ ]        [ ]

8.  Subsequent approval of the issue of 90,000 shares of common stock.             [ ]       [ ]        [ ]

9.  Subsequent approval of the issue of 453,666 shares of common stock.            [ ]       [ ]        [ ]

10. Subsequent approval of the issue of 625,000 shares of common stock.            [ ]       [ ]        [ ]



B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
- -------------------------------------------------    ---------------------------------------------------   -----------------------
|                                                 |    |                                                 |   |      /     /        |
- -------------------------------------------------    ---------------------------------------------------   -----------------------